Exhibit 99.1

LAZYDAYS HOLDINGS, INC. ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT AND COMMENCMENT OF RIGHTS OFFERING

Tampa, FL (January 14, 2025) – Lazydays Holdings, Inc. (“Lazydays” or the “Company”) (NasdaqCM: GORV) announced today that its registration statement concerning its previously announced rights offering (the “Rights Offering”) was declared effective by the Securities and Exchange Commission (the “SEC”) on January 13, 2025.

As previously announced, under the terms of the Rights Offering, the Company will distribute, at no charge, to the holders (excluding clients of Alta Fundamental Advisers LLC and Coliseum Capital Management, LLC, who have waived their and their respective affiliates’ rights to receive the Rights to the extent any of them are holders as of the Record Date) (such non-excluded holders, collectively, the “Holders”) of its common stock, par value $0.0001 per share (the “Common Stock”) and the Company’s warrants to acquire Common Stock (the “Warrants”) as of 5:00 p.m., New York City time, on January 13, 2025 (the “Record Date”), one non-transferable right (a “Right”) for every share of Common Stock owned or issuable upon exercise or conversion of Warrants owned as of the Record Date. Each Right will entitle the Holder to purchase 1.27 shares of our Common Stock at the cash subscription price equal to $1.03 per whole share of Common Stock (the “Subscription Price”).

Each Right consists of a basic subscription right (the “Basic Subscription Right”) and an over-subscription right (the “Over-Subscription Right”). The Over-Subscription Right entitles a Holder who exercises all of its Basic Subscription Rights in full, and if other Holders do not, to be entitled to an Over-Subscription Right to purchase a portion of the unsubscribed shares at the Subscription Price, subject to the availability and pro rata allocation of Common Stock among persons exercising the Over-Subscription Right. If an insufficient number of shares is available to fully satisfy the Over-Subscription Right requests, the available shares of Common Stock will be allocated pro rata, after eliminating all fractional shares of Common Stock, among Holders who exercised their Over-Subscription Right based on the number of shares of Common Stock each Holder subscribed for under the Basic Subscription Right. Broadridge Corporate Issuer Solutions, LLC (“Broadridge”), the subscription and information agent for the Rights Offering, will return any excess payments, without interest or deduction, promptly after the expiration of the Rights Offering.

Assuming the Rights Offering is fully subscribed, the Company currently expects to receive aggregate net proceeds of approximately $23,639,500, after deducting estimated offering expenses, and the Company expects to issue 24,271,844 shares of Common Stock. As further described in the registration statement for the Rights Offering, the Company expects to use the proceeds from the Rights Offering for working capital and general corporate purposes, including repayment of indebtedness.

The Company expects that Broadridge will mail rights certificates and a copy of the prospectus for the Rights Offering to Holders of record of Common Stock and Warrants as of the Record Date beginning on or about January 14, 2025. Holders of shares of Common Stock held in “street name” through a brokerage account, bank or other nominee will not receive physical rights certificates and must instruct their broker, bank or other nominee whether to exercise subscription rights on their behalf.

The subscription period will expire at 5:00 p.m., New York City time, on February 5, 2025 (the “Expiration Date”), unless the extended by the Company in its sole discretion. Rights which are not exercised by the Expiration Date will expire and will have no value.

The shares of Common Stock to be issued upon exercise of the Rights will be listed for trading on the Nasdaq under the symbol “GORV.” The Rights are non-transferable and the Company will not be listing the Rights on Nasdaq or any other national securities exchange.

Neither the Company, the special independent committee of its Board of Directors nor its Board of Directors has made or will make any recommendation to Holders regarding the exercise of Rights. Holders should make an independent investment decision about whether or not to exercise their Rights based on their own assessment of the Company’s business and the Rights Offering.

The Rights Offering is being made pursuant to the Company’s registration statement on Form S-1 (File No. 333-283548), as amended, which was declared effective by the SEC on January 13, 2025. A final prospectus describing the terms of the Rights Offering has been filed with the SEC on January 13, 2025, and is available on the SEC’s website located at http://www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the Rights, Common Stock or any other securities, nor will there be any offer, solicitation or sale of any of the Rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus and any prospectus supplements for the Rights Offering, which should be read carefully before investing.

Questions about the Rights Offering or requests for a copy of the prospectus related to the Rights Offering may be directed to Broadridge Corporate Issuer Solutions, LLC, at 888-789-8409 or via email at shareholder@broadridge.com.

About Lazydays

Lazydays has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you’re a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding future aspects of the planned rights offering.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, the actions or inactions of our lenders, available borrowing capacity, our compliance with financial covenants and our ability to refinance or repay indebtedness on terms acceptable to us), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to our financial statements, in our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, which are made as of the date of this press release.

Contact

investors@lazydays.com